UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2011

DELEK US HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32868	52-2319066
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7102 Commerce Way Brentwood, Tennessee	37027
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 771-6701

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement
On June 28, 2011, the registrant, Delek US Holdings, Inc. (the “Company”), and its subsidiary companies, Lion Oil Trading & Transportation, Inc. (“LOTT”) and Lion Oil Company (“Lion Oil”), terminated the Reimbursement and Guaranty Agreement (the “L/C Facility”) with Goldman Sachs Lending Partners, LLC (“Goldman”). The L/C Facility was entered into on April 29, 2011 in connection with the closing of the Company’s acquisition of a controlling interest in Lion Oil, and was used to support the initial post-acquisition crude oil purchases for the Lion Oil refinery in El Dorado, Arkansas.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

None.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 30, 2011	DELEK US HOLDINGS, INC.
	By:	/s/ Mark B. Cox
		Name:	Mark B. Cox
		Title:	Executive Vice President / Chief Financial Officer